EXHIBIT 10.2

AMENDMENT NO. 2

TO

CREDIT AGREEMENT

This AMENDMENT NO. 2 to CREDIT AGREEMENT (the “Amendment”), dated as of March 30, 2018, is entered into by and among Woodward, Inc. (the “Company”), Woodward Aken GmbH (the “Foreign Subsidiary Borrower” and, together with the Company, the “Borrowers”), the Subsidiaries of the Company signatory hereto as “Domestic Subsidiary Guarantors” or “Foreign Subsidiary Guarantors” (collectively, the “Subsidiary Guarantors”), the financial institutions party to the below-defined Credit Agreement (the “Lenders”), and Wells Fargo Bank, National Association, as Administrative Agent (the “Agent”).  Each capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the below-defined Credit Agreement.

WITNESSETH

WHEREAS, the Borrowers, the Lenders, and the Agent are parties to a Credit Agreement dated as of July 10, 2013 (as the same has been amended and modified and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders and the Agent amend the Credit Agreement in certain respects; and

WHEREAS, the Lenders and the Agent are willing to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Amendments to Credit Agreement.  Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 2.1(A) of the Credit Agreement is hereby amended to amend and restate the first sentence thereof in its entirety as follows:

“Upon the satisfaction of the conditions precedent set forth in Sections 5.1 and 5.2, from and including the Closing Date and prior to the Termination Date, each Lender severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make revolving loans to the Borrowers from time to time, in Dollars or Eurocurrency Rate Loans in any Agreed Currency, in a Dollar Amount not to exceed such Lender’s Pro Rata Share of Revolving Credit Availability at such time (each individually, a “Revolving Loan” and, collectively, the “Revolving Loans”);

EXHIBIT 10.2

provided,  however, that, after giving effect to any such Revolving Loan, the Dollar Amount of the Revolving Credit Obligations shall not exceed the Aggregate Revolving Loan Commitment.”

(b) Section 2.4(B)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(ii)  If at any time the Dollar Amount of the Revolving Credit Obligations exceeds one hundred five percent (105%) of the Aggregate Revolving Loan Commitment, whether as a result of fluctuations in currency exchange rates, or otherwise, the Borrowers for the ratable benefit of the Lenders shall immediately prepay Loans in an aggregate amount such that after giving effect thereto the Dollar Amount of the Revolving Credit Obligations is less than or equal to the Aggregate Revolving Loan Commitment.”

2.Conditions of Effectiveness.  This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if:

(a)the Agent shall have received executed copies of this Amendment from the Borrowers, the Subsidiary Guarantors and all of the Lenders required to execute and deliver this Amendment pursuant to the terms of the Credit Agreement;

(b)the Agent shall have received a Certificate of the Managing Director of each of  the Foreign Subsidiary Borrower and each Foreign Subsidiary Guarantor (the “German Entities”) certifying (i) that there have been no changes in the Articles of Association, as attached to the Certificate of the Managing Director provided to the Administrative Agent on April 28, 2015, (ii) the list of shareholders as filed with the applicable commercial register, as attached thereto, of such German Entity as in effect on the date of such certification, and (iii) resolutions of the shareholders of such German Entity authorizing the execution and delivery of this Amendment and the performance of each Loan Document, as amended thereby, to which it is a party; and

(c)the Company shall have paid all fees and expenses of the Agent (including, to the extent invoiced, attorneys’ fees and expenses) in connection with this Amendment.

3.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a)The Credit Agreement as previously executed and as amended and modified hereby constitutes the legal, valid and binding obligation of such Borrower and is enforceable against such Borrower in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles).

(b)Upon the effectiveness of this Amendment (i) no Default or Unmatured Default has occurred and is continuing under the terms of the Credit Agreement, (ii) such Borrower hereby reaffirms its obligations and liabilities under the Credit Agreement (as amended hereby) and the other Loan Documents and (iii) all representations and warranties of such Borrower in the

EXHIBIT 10.2

Credit Agreement are true and correct in all material respects as of the date hereof, other than those which expressly speak to an earlier date (in which case, such Borrower represents and warrants that such representations and warranties were true and correct in all material respects as of such earlier date).

4.Effect on the Credit Agreement.

(a)Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(b)Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.Costs and Expenses.  The Company agrees to pay all reasonable and documented fees and out‑of‑pocket costs and expenses (including reasonable attorneys’ fees and expenses charged to the Agent) incurred by the Agent and required under the Credit Agreement to be paid by the Company in connection with the preparation, arrangement and execution of this Amendment and of the Agent and the Lenders in connection with the enforcement of this Amendment.

6.Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

7.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A facsimile copy of any signature hereto shall have the same effect as the original of such signature.

9.No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment.  In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

10.Reaffirmation.  Each of the undersigned Subsidiary Guarantors hereby acknowledges receipt of a copy of this Amendment, and each of the Borrowers and each Subsidiary

EXHIBIT 10.2

Guarantor affirms the terms and conditions of each Loan Document executed by it, including, without limitation, the Domestic Subsidiary Guaranty and the Foreign Subsidiary Guaranty, as applicable, and acknowledges and agrees that each such Loan Document executed by it in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

WOODWARD, INC., as the Company

By:_/s/ Robert F. Weber, Jr._____________________
Name: Robert F. Weber, Jr.
Title: Vice Chairman, Chief Financial Officer and Treasurer

Woodward Aken GmbH, as a Foreign Subsidiary Borrower

By:_/s/ Jens Pollack___________________________
Name: Jens Pollack
Title: Managing Director

Signature Page to

Amendment No. 2  to Credit Agreement

(Woodward)

Woodward FST, INC., as a Domestic Subsidiary Guarantor

By:_/s/ Robert F. Weber, Jr._____________________
Name: Robert F. Weber, Jr.
Title: Secretary and Treasurer
MPC PRODUCTS CORPORATION, operating under the assumed corporate name of WOODWARD MPC, INC., as a Domestic Subsidiary Guarantor

By:_/s/ Robert F. Weber, Jr._____________________
Name: Robert F. Weber, Jr.
Title: Chief Financial Officer, Treasurer and Vice President
Woodward HRT, INC., as a Domestic Subsidiary Guarantor

By:_/s/ Robert F. Weber, Jr._________________
Name: Robert F. Weber, Jr.
Title: Treasurer and Vice President
Woodward KEMPEN GmbH, as a Foreign Subsidiary Guarantor

By:_/s/ Martin Fisher_______________________
Name: Martin Fisher
Title: Managing Director

By:_/s/ Scott Nisbet________________________
Name: Scott Nisbet
Title: Managing Director

Signature Page to

Amendment No. 2  to Credit Agreement

(Woodward)

/
wells fargo bank, national association, as Administrative Agent and as a Lender

By:_/s/ Peg Laughlin__________________________
Name: Peg Laughlin
Title: Senior Vice President

Signature Page to

Amendment No. 2  to Credit Agreement

(Woodward)

JPMORGAN CHASE BANK, N.A., as Lender

By:_/s/ Laura Woodward______________________
Name: Laura Woodward
Title: Vice President

Signature Page to

Amendment No. 2  to Credit Agreement

(Woodward)

s/
U.S. BANK NATIONAL ASSOCIATION, as Lender

By:_/s/ Jeff Benedix___________________________
Name: Jeff Benedix
Title: Vice President

Signature Page to

Amendment No. 2  to Credit Agreement

(Woodward)

/s/
BANK OF AMERICA, N.A., as Lender

By:__/s/ John Sletten_________________________
Name: John Sletten
Title: Vice President

Signature Page to

Amendment No. 2  to Credit Agreement

(Woodward)

/s/
BRANCH BANKING AND TRUST COMPANY, as Lender

By:__/s/ Jim Wright_________________________
Name: Jim Wright
Title: Assistant Vice President

Signature Page to

Amendment No. 2  to Credit Agreement

(Woodward)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:__/s/ Thomas J. Sterr________________________
Name: Thomas J. Sterr
Title: Authorized Signatory

Signature Page to

Amendment No. 2  to Credit Agreement

(Woodward)

THE NORTHERN TRUST COMPANY, as Lender

By:__/s/ Molly Drennan________________________
Name: Molly Drennan
Title: Senior Vice President

Signature Page to

Amendment No. 2  to Credit Agreement

(Woodward)

/s/
FIFTH THIRD BANK, as Lender

By:_/s/ Neil Mesch___________________________
Name: Neil Mesch
Title: Director

Signature Page to

Amendment No. 2  to Credit Agreement

(Woodward)

BOKF, NA DBA COLORADO STATE BANK AND TRUST, as Lender

By:__/s/ Matthew J. Mason_____________________
Name: Matthew J. Mason
Title: Senior Vice President

Signature Page to

Amendment No. 2  to Credit Agreement

(Woodward)

HSBC BANK USA, N.A., as Lender

By:__/s/ James Bryski_________________________
Name: James Bryski
Title: Regional Commercial Executive

Signature Page to

Amendment No. 2  to Credit Agreement

(Woodward)